Supplement dated May 7, 2014 to the Wilmington Funds
Prospectus dated August 31, 2013 (the “Prospectus”)

Effective May 7, 2014, the information in the Prospectus with respect to the Wilmington Multi-Manager Alternatives Fund and Wilmington Multi-Manager Real Asset Fund will be amended, supplemented, or replaced as follows:

Portfolio Manager Change

Effective May 7, 2014, Greg Silberman, CA (SA), CFA of Wilmington Trust Advisors, Inc. (“WTIA”) ceased to be a portfolio manager of the Wilmington Multi-Manager Alternatives Fund and the Wilmington Multi-Manager Real Asset Fund.  Mr. Silberman was replaced on the Wilmington Multi-Manager Alternatives Fund by Todd Murphy, CFA of WTIA.  Accordingly, all references to Mr. Silberman in the Prospectus are hereby deleted and replaced as described below.

The following supplements information on page 28 of the Prospectus under the sub-section entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Todd Murphy, CFA	Vice President at WTIA	2014

The following amends and replaces information on page 114 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities”:

Multi-Manager Alternatives Fund – Thomas R. Pierce, CFA, Todd Murphy, CFA  and Joshua A. Savadove, CFA, CAIA of WTIA are responsible for the day-today management of the Multi-Manager Alternatives Fund. Howard M. Needle and David J. Harris are responsible for the day-to-day management of any portion of the Fund allocated to Acuity Capital. Casey Gard is responsible for the day-to-day management of any portion of the Fund allocated to Calypso. Gideon J. King, Blaine G. Marder, CFA, Brian T. Anderson, Brian Gottlieb, Adam Weingarten, and Coleman Kennedy are responsible for the day-to-day management of any portion of the Fund allocated to Loeb King. Ken Everding and Jonathan Orseck are responsible for the day-to-day management of any portion of the Fund allocated to Parametric RA. Warren S. Naphtal and J. Richard Zecher, PhD are responsible for the day-to-day management of any portion of the Fund allocated to PE Global.

Multi-Manager Real Asset Fund – Thomas R. Pierce, CFA, George Chen, CFA, CIPM and Todd Murphy, CFA are responsible for the day-to-day management of the Real Asset Fund including the portion allocated to the enhanced cash strategy. Tom Pierce is responsible for the day-to-day management of any portion of the Real Asset Fund allocated to WFMC’s TIPS strategy. Alfred C. Otero and James E. Rehlaender are responsible for the day-to-management of the portion of the Real Asset Fund allocated to EII, supported by Peter Nieuwland, CFA and Suang Eng Ysan, T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith oversee the day-to-day management of the portion of the Real Asset Fund allocated to CBRE Clarion. Rahul M. Seksaria and Mihir P. Worah are portfolio managers of the portion of the Real Asset Fund allocated to PIMCO with Mr. Seksaria primarily responsible for the day-to-management of the PIMCO-managed portion. Julien Renoncourt oversees the day-to-day management of the portion of the Real Asset Fund allocated to HSBC.

Supplement dated May 7, 2014 to the Wilmington Funds
Statement of Additional Information dated August 31, 2013 (the “SAI”)

Effective May 7, 2014, Greg Silberman, CA (SA), CFA of Wilmington Trust Investment Advisors, Inc. ceased to be a portfolio manager of the Wilmington Multi-Manager Alternatives Fund and the Wilmington Multi-Manager Real Asset Fund.  Accordingly, all references to Mr. Silberman in the SAI are hereby deleted.